AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB VPS Global Risk Allocation—Moderate Portfolio

(the “Portfolio”)

Supplement dated November 12, 2019 to the Portfolio’s Prospectuses, Summary Prospectuses and Statement of Additional Information dated May 1, 2019.

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Effective January 1, 2020, the following is added under the heading “Purchase and Sale of Portfolio Shares” in the Summary Prospectuses and Prospectuses for the Portfolio, and under the heading “Investing in the Portfolio – How to Buy and Sell Shares” in the Prospectuses for the Portfolio.

Effective January 1, 2020, the Portfolio is closed to new Insurers, and the Portfolio’s shares are available for purchase only through the separate accounts of Ohio National Life Insurance Company and its eligible affiliates.

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Effective January 1, 2020, the following replaces certain information in the table for the Portfolio under the heading “Management of the Portfolios – Advisory Agreements and Expenses” in the Statement of Additional Information for the Portfolio.

PORTFOLIO	CONTRACTUAL FEE, AS A PERCENTAGE OF THE PORTFOLIO’S AVERAGE NET ASSETS
Global Risk Allocation—Moderate Portfolio	.60 of 1% of the first $100 million, .45 of 1% of the excess over $100 million up to $1 billion and .40 of 1% of the excess over $1 billion

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This Supplement should be read in conjunction with the Prospectuses, Summary Prospectuses and Statement of Additional Information for the Portfolio.

You should retain this Supplement with your Prospectus(es), Summary Prospectus(es) and Statement of Additional Information for future reference.

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